GENERAL	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL	GENERAL

SFL Corporation Ltd. ("SFL" or the "Company") is an international maritime and offshore asset owning and chartering company, incorporated in October 2003 in Bermuda as a Bermuda exempted company. The Company's common shares are listed on the New York Stock Exchange under the symbol "SFL". The Company is primarily engaged in the ownership, operation and chartering out of vessels and offshore related assets on medium and long-term charters.

As of December 31, 2022, the Company owned nine Suezmax crude oil carriers, five Supramax dry bulk carriers, two Kamsarmax dry bulk carriers, eight Capesize dry bulk carriers, 32 container vessels (including seven leased-in vessels), three car carriers, one jack-up drilling rig, one ultra-deepwater drilling unit, two chemical tankers and six oil product tankers. In addition, the Company has one very large crude oil carrier ("VLCC") which is accounted for as a leaseback asset. (See Note 18: Investments in Sales-Type Leases, Direct Financing Leases and Leaseback Assets). The Company also partly own four leased-in container vessels in our associated companies. (See Note 19: Investment in Associated Companies). In addition, the Company has contracted to acquire four dual-fuel 7,000 Car Equivalent Unit ("CEU") newbuilding car carriers, currently under construction. The vessels are expected to be delivered in 2023 and 2024. (See Note 15: Capital Improvements, Newbuildings and Vessel Purchase Deposits).

Since the Company's incorporation in 2003 and public listing in 2004, SFL has established itself as a leading international ship and offshore asset owning and chartering company, expanding both its asset and customer base.